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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 25, 2001
                               (OCTOBER 25, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                       1-13726                73-1395733
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


        6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA           73118
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             (Address of principal executive offices)              (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9. REGULATION FD

Chesapeake Energy Corporation has adopted a policy of providing investors with guidance on certain factors which affect our future financial performance. As of October 25, 2001, we are using the key operating assumptions in our projections for the fourth quarter of 2001 and full year 2002. Please note that our outlook incorporates earnings per share estimates. The key operating assumptions for 2001 include the completion of the merger with Gothic Energy Corporation which occurred on January 16, 2001. With the filing of this report on Form 8-K, we are posting the same information on our web site at www.chkenergy.com. We caution you that our outlook is given as of October 25, 2001 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /s/ AUBREY K. MCCLENDON
                                          --------------------------------------
                                                  AUBREY K. MCCLENDON
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated: October 25, 2001



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